         Morgan Stanley Variable Investment Series Strategist Portfolio
                          Item 77(O) 10F-3 Transactions
                        July 1, 2006 - December 31, 2006

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
  CVS   8/10/    -     $99.82 $1,500,  55,000    0.00%  0.08%   Lehman  Lehman
Corpor    06                  000,000                           Brothe  Brothe
 ation                                                           rs,      rs
Senior                                                           Banc
 Note                                                             of
 5.75%                                                          Americ
8/15/2                                                            a
  011                                                           Securi
                                                                 ties
                                                                 LLC,
                                                                 BNY
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,B
                                                                 B&T
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                JPMorg
                                                                 an,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                DAIWA
                                                                Securi
                                                                 ties
                                                                 SMBC
                                                                Europe
                                                                  ,
                                                                Piper
                                                                Jaffra
                                                                  y,
                                                                HSBC,
                                                                Wells
                                                                Fargo
                                                                Securi
                                                                 ties

                                                                Citigr
                                                                 oup,
Capita  8/22/    -     $99.99 $2,430,  425,00    0.02%  0.60%    ABN    Citigr
l Auto    06                  008,000     0                      AMRO     oup
Receiv                                                          Incorp
 ables                                                          orated
 2006                                                             ,
  A3                                                            Barcla
 5.31%                                                            ys
                                                                Capita
                                                                  l,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                 BNP
                                                                Pariba
                                                                  s,
                                                                Credit
                                                                Suisse
                                                                  ,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                HSBC,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Societ
                                                                  e
                                                                Genera
                                                                  le
                                                                Corpor
                                                                ate &
                                                                Invest
                                                                 ment
                                                                Bankin
                                                                  g

 Time   11/08    -     $100.0 $2,000,  295,00    0.01%  0.41%    Banc    Banc
Warner   /06             0    000,000     0                       of      of
 Inc.                                                           Americ  Americ
                                                                  a        a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                l, BNP
                                                                Pariba
                                                                  s,
                                                                Greenw
                                                                 ich
                                                                Capita
                                                                l, ABN
                                                                 AMRO
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Daiwa
                                                                Securi
                                                                 ties
                                                                 SMBC
                                                                Europe
                                                                  ,
                                                                HSBC,
                                                                Calyon
                                                                  ,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Mizuho
                                                                Intern
                                                                ationa
                                                                l plc,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                Citigr
                                                                 oup,
                                                                Dresdn
                                                                  er
                                                                Kleinw
                                                                 ort,
                                                                Scotia
                                                                Capita
                                                                  l,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                JPMorg
                                                                 an,
                                                                 The
                                                                Willia
                                                                  ms
                                                                Capita
                                                                  l
                                                                Group,
                                                                L.P.,
                                                                Blaylo
                                                                 ck &
                                                                Compan
                                                                  y,
                                                                 Inc.
                                                                Fortis
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                 BMO
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Guzman
                                                                & Co.,
                                                                Mitsub
                                                                 ishi
                                                                 UFJ
                                                                Securi
                                                                ties,
                                                                Credit
                                                                Suisse
                                                                  ,
                                                                Lloyds
                                                                 TSB,
                                                                Utenda
                                                                  hl
                                                                Capita
                                                                  l
                                                                Group
                                                                 LLC
                                                                 Banc
                                                                  of
Capita  11/14  $99.99    -    $294,50  275,00    0.09%  0.38%   Americ  Wachov
 l One   /06                   0,000      0                       a       ia
2009 C                                                          Securi  Securi
  A3A                                                            ties    ties
5.070%                                                           LLC,
  due                                                           Merril
7/15/2                                                            l
  011                                                           Lynch
                                                                & Co.,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                 ABN
                                                                 AMRO
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Credit
                                                                Suisse
                                                                  ,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Morgan
                                                                Stanle
                                                                y, RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s
                                                                Morgan
  CIT   11/04  $99.99    -    $180,00  375,00    0.21%  0.52%   Stanle  Barcla
Equipm   /06                   0,000      0                       y,      ys
  ent                                                           Barcla  Capita
 Trust                                                            ys       l
Series                                                          Capita
  A-3                                                             l,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                JPMorg
                                                                 an,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                 ties
                                                                Lehman
                                                                Brothe
 Home   12/13  $100.0    -    $750,00  85,000    0.01%  0.12%    rs,    Lehman
 Depot   /06     0             0,000                            Merril  Brothe
 Inc.                                                             l       rs
5.490%                                                          Lynch
  due                                                           & Co.,
12/16/                                                          JPMorg
  26                                                             an,
                                                                Credit
                                                                Suisse
                                                                  ,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Citigr
                                                                 oup,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                Wells
                                                                Fargo
                                                                Securi
                                                                ties,
                                                                 The
                                                                Willia
                                                                  ms
                                                                Capita
                                                                  l
                                                                Group,
                                                                 L.P.